SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         FOR THE MONTH OF NOVEMBER 1995

                            SUNAIR ELECTRONICS, INC.
                            ------------------------

        FLORIDA                     1-4334                     59-0780772
    --------------              --------------              --------------
      (STATE OF                   (COMMISSION                (IRS EMPLOYER
    INCORPORATION)                  FILE NO.)               IDENTIFICATION
                                                                  NO.)

        3101 S.W. THIRD AVE., FORT LAUDERDALE, FLORIDA,       33315
        --------------------------------------------------------------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)         (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (305) 525-1505

    ITEM 5. OTHER MATERIALLY IMPORTANT EVENTS
            ---------------------------------

                  EFFECTIVE SEPTEMBER 30, 1995, EVERETT A. COOPER
RESIGNED FROM THE BOARD OF DIRECTORS OF SUNAIR ELECTRONICS, INC. DUE TO HEALTH REASONS.

                  EFFECTIVE OCTOBER 3, 1995, GEORGE F. ARATA, JR. WAS APPOINTED TO THE BOARD OF DIRECTORS OF SUNAIR ELECTRONICS, INC. PRIOR TO HIS RETIREMENT IN 1991, MR. ARATA SERVED IN EXECUTIVE POSITIONS, INCLUDING PRESIDENT AND DIRECTOR, OF SOUTHEAST BANKS IN VARIOUS LOCATIONS IN SOUTH FLORIDA.

                                   SIGNATURES
                                   ----------

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                              SUNAIR ELECTRONICS, INC.
                                              ----------------------------


    NOVEMBER 16, 1995                         /S/ ROBERT URICHO, JR.
    -----------------                         ----------------------------
                                              ROBERT URICHO, JR. PRESIDENT


    NOVEMBER 16, 1995                         /S/ SYNNOTT B. DURHAM
    -----------------                         ----------------------------
                                              SYNNOTT B. DURHAM, TREASURER


                                     - 3 -